                                                                    Exhibit 99.5

                                                                       Execution

                            FLOW SERVICING AGREEMENT

                                     BETWEEN

                          TABERNA REALTY HOLDINGS TRUST

                                     OWNER,

           LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.

                             SERVICING RIGHTS OWNER

                                       AND

                            AURORA LOAN SERVICES LLC

                                    SERVICER

                         DATED AS OF SEPTEMBER 30, 2005

                           RESIDENTIAL MORTGAGE LOANS

                               GROUP NO. 2005-FLOW

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
ARTICLE I. DEFINITIONS                                                        1

ARTICLE II. OWNER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
   RESPONSIBILITIES                                                           9
Section 2.01.    Contract for Servicing; Possession of Servicing Files...     9
Section 2.02.    Books and Records.......................................     9
Section 2.03.    Custodial Agreement or Owner's Possession of the
                    Mortgage Loan Documents..............................    10
Section 2.04.    Original Documents......................................    11

ARTICLE III. SERVICING OF THE MORTGAGE LOANS                                 11
Section 3.01.    Servicer to Service.....................................    11
Section 3.02.    Collection of Mortgage Loan Payments....................    13
Section 3.03.    Establishment of and Deposits to Custodial Account......    14
Section 3.04.    Permitted Withdrawals From Custodial Account............    15
Section 3.05.    Establishment of and Deposits to Escrow Account.........    16
Section 3.06.    Permitted Withdrawals From Escrow Account...............    16
Section 3.07.    Notification of Adjustments.............................    17
Section 3.08.    Reserved................................................    17
Section 3.09.    Protection of Accounts..................................    17
Section 3.10.    Title, Management and Disposition of REO Property.......    18
Section 3.11.    Real Estate Owned Reports...............................    19
Section 3.12.    Credit Reporting........................................    20

ARTICLE IV. PAYMENTS TO OWNER                                                20
Section 4.01.    Remittances.............................................    20
Section 4.02.    Statements to Owner.....................................    21
Section 4.03.    Monthly Advances by Servicer............................    22

ARTICLE V. GENERAL SERVICING PROCEDURES                                      22
Section 5.01.    Servicing Compensation..................................    22
Section 5.02.    Annual Statement as to Compliance.......................    23
Section 5.03.    Annual Independent Public Accountants' Servicing
                    Report...............................................    23
Section 5.04.    Owner's Right to Examine Servicer Records...............    23

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS                       24
Section 6.01.    Representations, Warranties and Agreements of the
                    Servicer.............................................    24
Section 6.02.    Remedies for Breach of Representations and Warranties of
                    the Servicer.........................................    25
Section 6.03.    Representations and Warranties of the Owner.............    26
Section 6.04.    Remedies for Breach of Representations and Warranties of
                    the Owner............................................    27

ARTICLE VII. INDEMNIFICATION BY THE SERVICER                                 28
Section 7.01.    Additional Indemnification by the Servicer; Third Party
                    Claims...............................................    28

ARTICLE VIII. THE SERVICER                                                   29
Section 8.01.    Merger or Consolidation of the Servicer.................    29
Section 8.02.    Limitation on Liability of the Servicer and Others......    29
Section 8.03.    Limitation on Resignation and Assignment by the
                    Servicer.............................................    29

ARTICLE IX. TERMINATION                                                      30
Section 9.01.    Termination for Cause...................................    30
Section 9.02.    Termination Without Cause...............................    32


ARTICLE X. MISCELLANEOUS PROVISIONS                                          32
Section 10.01.   Successor to the Servicer...............................    32
Section 10.02.   Closing.................................................    34
Section 10.03.   Closing Documents.......................................    34
Section 10.04.   Costs...................................................    35
Section 10.05.   Notices.................................................    35
Section 10.06.   Severability Clause.....................................    36
Section 10.07.   No Personal Solicitation................................    36
Section 10.08.   Counterparts............................................    37
Section 10.09.   Place of Delivery and Governing Law.....................    37
Section 10.10.   Further Agreements......................................    37
Section 10.11.   Successors and Assigns; Assignment of Flow Servicing
                    Agreement............................................    37
Section 10.12.   Waivers.................................................    38
Section 10.13.   Exhibits................................................    38
Section 10.14.   General Interpretive Principles.........................    38
Section 10.15.   Reproduction of Documents...............................    38
Section 10.16.   Reconstitution..........................................    39

Section 10.17.   Confidentiality.........................................    40
Section 10.18.   Safeguarding Customer Information.......................    40

                                    EXHIBITS

EXHIBIT A   FORM OF ACKNOWLEDGMENT AGREEMENT
EXHIBIT B   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT C   CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT D   ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT E   ANNUAL CERTIFICATION
EXHIBIT F   MONTHLY REMITTANCE DATA FIELDS

                                                                    Exhibit 99.5

                                                                       Execution

                            FLOW SERVICING AGREEMENT

          This is a Flow Servicing Agreement (the "Agreement"), dated as of September 30, 2005, by and between Taberna Realty Holdings Trust (the "Owner"), Aurora Loan Services LLC (the "Servicer") and Lehman Capital, A Division of Lehman Brothers Holdings Inc., having an office at 745 Seventh Avenue, 7th Floor, New York, New York 10019 (the "Servicing Rights Owner").

                                   WITNESSETH

          WHEREAS, from time to time the Owner shall acquire ownership to certain fixed or adjustable rate first or second lien mortgage loans, excluding any of the related Servicing Rights (the "Mortgage Loans") from the Servicing Rights Owner; and

          WHEREAS, the Servicing Rights Owner has previously contracted with the Servicer for the servicing responsibilities associated with the Mortgage Loans and the Servicer has assumed the servicing responsibilities to such Mortgage Loans.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and Servicer hereby agree the Servicer shall continue to service the Mortgage Loans as follows:

                                   ARTICLE I.

                                   DEFINITIONS

          The following terms are defined as follows (except as otherwise agreed in writing by the parties):

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

          Acknowledgment Agreement: An Acknowledgment Agreement in the form of Exhibit A hereto.

          Act: The National Housing Act, as amended from time to time.

          Agreement: This Flow Servicing Agreement and all amendments hereof and supplements hereto.

          Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to, interest received on funds deposited in the Custodial Account or the Escrow Account, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges (but excluding prepayment charges, which shall be the property of the Servicing Rights Owner). The Servicer shall retain all Ancillary Income.

          Applicable Agency: With respect to the Mortgage Loans, Fannie Mae.

          Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          Assignment Fee: $9.25 per Assignment of Mortgage plus all reasonable out-of-pocket recording expenses incurred in connection with recording such Assignments of Mortgage.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

          Best Efforts: Efforts determined to be reasonably diligent by the Owner or Servicer, as the case may be, in its sole discretion. Such efforts do not require the Owner or Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Owner or Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of Nebraska, New York or Colorado are authorized or obligated by law or executive order to be closed.

          Closing Date: The date or dates set forth on the related Acknowledgment Agreement.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

          Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

          Costs: For any Person, any actual claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person, excluding however, any and all consequential and punitive damages.

          Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

          Custodial Agreement: The applicable custodial agreement relating to custody of the Mortgage Loans, between the Custodian and the Owner, as specified in the related Acknowledgment Agreement.

          Custodian: The custodian under the related Custodial Agreement as specified in the related Acknowledgment Agreement.

          Customer Information: Shall have the meaning set forth in the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616.

          Determination Date: For each month that this Agreement is in effect, the date which is two (2) Business Days prior to the Remittance Date.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

          Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month in which the Remittance Date occurs.

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

               (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer pursuant to the Fannie Mae Guides.

          Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Event of Default: Any event set forth in Section 9.01.

          Fannie Mae: Fannie Mae, or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to the Fannie Mae Guides.

          Freddie Mac: Freddie Mac, or any successor thereto.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation or any successor in interest thereto.

          MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

          MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

          Monthly Advance: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) which was due on the Mortgage Loan, and (i) which was delinquent at the close of business on the immediately preceding Determination Date and (ii) which was not the subject of a previous Monthly Advance.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, including all riders thereto, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in the Fannie Mae Guides.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, which for adjustable rate Mortgage Loans may be subject to adjustment from time to time in accordance with the terms of the Mortgage Note.

          Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

          Mortgage Loan Package: A pool of Mortgage Loans purchased by the Owner and for which the Servicer shall begin to service on a Closing Date.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

          Mortgage Loan Schedule: A schedule of the Mortgage Loans in a Mortgage Loan Package setting forth information with respect to such Mortgage Loans attached as Annex 1 to the related Acknowledgment Agreement, including, if applicable, a prepayment charge indicator and related provisions.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including all riders thereto.

          Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          Net Sale Proceeds: The proceeds from the sale of REO Property, net of all expenses incurred by the Servicer in connection with such sale, including, without limitation, legal fees and expenses, referral fees, brokerage commissions, conveyance taxes and any other related expense.

          Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer which, in the reasonable discretion of the Servicer, will not or, in the case of a proposed Servicing Advance, would not, ultimately be recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or otherwise. The determination by the Servicer that all or a portion of a Servicing Advance or a Monthly Advance would be a Nonrecoverable Advance shall be evidenced by a certification of a Servicing Officer delivered to the Owner which details the reasons for such determination.

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner.

          Owner: Taberna Realty Holdings Trust, or its successors in interest and assigns.

          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

          Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding the next scheduled Due Date, inclusive.

          Prepayment Period: With respect to any Remittance Date and a Principal Prepayment in full or in part, the calendar month immediately preceding the month of such Remittance Date.

          Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

          Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae.

          Rating Agency: Any of Fitch, Moody's or Standard & Poor's or their respective successors.

          Reconstitution Agreement: As defined in Section 10.16.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          Remittance Date: The 18thday (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

          REO Disposition: The final sale by the Servicer of any REO Property.

          REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.10.

          REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, pursuant to
Section 3.10.

          Servicer: Aurora Loan Services LLC or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

          Servicing Advances: All customary, reasonable, necessary and documented "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures,
(c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides.

          Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, to the extent permitted by Section 3.05) of such Monthly Payment collected by the Servicer.

          Servicing Fee Rate: With respect to each Mortgage Loan, the amount set forth in the related Acknowledgment Agreement.

          Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Owner by the Servicer.

          Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

          Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

          Servicing Rights Owner: Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                                   ARTICLE II.

                        OWNER'S ENGAGEMENT OF SERVICER TO
                       PERFORM SERVICING RESPONSIBILITIES

          Section 2.01. Contract for Servicing; Possession of Servicing Files.

          With respect to the Mortgage Loans in each Mortgage Loan Package, from and after the related Closing Date, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans, by execution and delivery of the related Acknowledgment Agreement, in the form attached hereto as Exhibit A, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. Each Servicing File delivered to the Servicer shall be held by the Servicer in order to service the Mortgage Loans pursuant to this Agreement and are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof and the Servicing Rights Owner. The Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Owner for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Servicer at the will of the Owner in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Owner. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

          Section 2.02. Books and Records.

          The Servicer shall perform any initial endorsements of the Mortgage Notes and shall prepare or cause to be prepared and record or cause to be recorded any initial Assignments of Mortgage (A) with respect to each MERS Eligible Mortgage Loan, in the name of MERS (or such party shall ascertain that such assignment has previously been so recorded) or (B) with respect to each non-MERS Mortgage Loan, in the name as the Owner shall designate (other than the Servicer), unless instructions to the contrary are delivered to the Servicer. The Servicer shall pay all necessary fees associated with the preparation and recording of the initial Assignments of Mortgage. With respect to any non-MERS Mortgage Loan and subsequent endorsements of the Mortgage Notes and/or subsequent Assignments of Mortgage, either (A) the Owner or the Owner's designee or (B) the Servicer, for an Assignment Fee paid by the Owner, shall (1) prepare or cause to be prepared all such subsequent Assignments of Mortgage and/or (2) track such subsequent Assignments of Mortgage to ensure they have been recorded. The Owner shall pay all necessary fees associated with the subsequent endorsements of the Mortgage Notes and the preparation and recording of the subsequent Assignments of Mortgage. Record title to each

MERS Mortgage and the related Mortgage Note shall vest in MERS (solely as nominee for the Owner and the Owner's successors and assigns) and the successors and assigns of MERS. Notwithstanding the foregoing, the Servicer shall cooperate with the Owner in the Owner's preparation and recording of any and all Assignments of Mortgage. All funds received on or in connection with a Mortgage Loan shall be received and held by the Servicer in trust for the benefit of the Owner as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

          Section 2.03. Custodial Agreement or Owner's Possession of the Mortgage Loan Documents.

          With respect to all Mortgage Loans subject to this Agreement, the Owner shall have either taken possession of the Mortgage Loan documents for each Mortgage Loan, or shall have delivered and released or caused to have been delivered and released to the related Custodian on or prior to the date hereof those Mortgage Loan documents required with respect to each Mortgage Loan. In the event of any conflict, inconsistency or discrepancy between any of the provisions of this Agreement and any of the provisions of the related Custodial Agreement, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer.

          Subsequent to the Closing Date with respect to each Mortgage Loan Package, the Owner or the related Custodian, as the case may be, shall have certified its receipt of all Mortgage Loan documents required to be delivered pursuant to the related Custodial Agreement or the terms of this Agreement, as the case may be, as evidenced by the trust receipt and initial certification of the Owner or the related Custodian in the form annexed to the related Custodial Agreement, or as may be prescribed by the Owner. The Owner shall be responsible for maintaining the related Custodial Agreement, if any, and shall pay all other fees and expenses of the related Custodian including but not limited to, (i) any and all annual and warehousing fees, (ii) any and all termination fees in the event the related Custodian is terminated by the Owner, except that the Servicer shall pay such termination fees in the event the related Custodian is terminated pursuant to the Servicer's request, if applicable, and (iii) any and all fees due in connection with the deposit or retrieval of a Mortgage Loan document or documents (collectively, the "Custodial Fees").

          The Servicer shall forward to the Owner or the Custodian, as the case may be, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks of their execution, provided, however, that the Servicer shall provide the Owner or the Custodian, as the case may be, with a certified true copy of any such document submitted for recordation within two (2) weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within three hundred sixty (360) days of its submission for recordation. If such copy has not been returned by the applicable recording office within three hundred sixty
(360) days of its submission, the Servicer shall notify the Owner or the Custodian, as the case may be, of such delinquency, demonstrating that the Servicer has used its Best Efforts to obtain such copy (the "Delinquent Document"). Upon adequate demonstration of a Best Efforts attempt by the Servicer to obtain the Delinquent Document, the Owner shall, in its sole discretion, extend the time period for the receipt of the Delinquent Document for a reasonable time period by which it is reasonably expected that the Delinquent Document will be received.

          The Custodian's or the Owner's address, as the case may be, for purposes of delivering Mortgage Loan Document release forms shall be set forth in the related Acknowledgment Agreement.

          Section 2.04. Original Documents.

          Upon the request of the Servicer, the Custodian or the Owner, as the case may be, shall release to the Servicer any original mortgage loan documents necessary for the Servicer to carry out its obligations hereunder not later than 2 Business Days of receipt of such request. Such request shall be sent to the Owner at the address set forth in Section 10.05 and to the Custodian at: Wells Fargo Bank Minnesota, N.A., 751 Kasota Avenue, Minneapolis, MN 55414, Attention:
Cathy Marshall (or such other address as may be provided by the Owner or the Custodian to the Servicer from time to time). Servicer shall have no liability for any losses, expenses or costs resulting from the inability of the Custodian or the Owner, as the case may be, to deliver requested documents to the Owner on or prior to the date which is 2 Business Days from receipt of the related request.

                                  ARTICLE III.

                         SERVICING OF THE MORTGAGE LOANS

          Section 3.01. Servicer to Service.

          The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the related Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall service the Mortgage Loans in strict compliance with the servicing provisions related to the Fannie Mae, MBS Program (Special Servicing Option) of the Fannie Mae Guides, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance, the maintenance of mortgage impairment insurance, the maintenance of a Fidelity Bond and Errors and Omissions Insurance, inspections, the restoration of Mortgaged Property, the maintenance of PMI Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, REO reports, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer.

          It is understood and agreed that the Owner shall approve all foreclosures and chargeoffs in respect of a Mortgage Loan prior to the commencement of any foreclosure proceedings by the Servicer and that the Owner must approve any and all advances with respect to foreclosures made by the Servicer if such approval would be required by Fannie Mae and any such advance is in excess of 20% of the outstanding principal balance of the applicable Mortgage Loan. In the event that Owner does not disapprove of any such advance or foreclosure within three (3) days of receipt of notice of such advance or foreclosure, then the Owner is deemed to have approved such advance or foreclosure.

          The Servicer may also, in its sole discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Owner in the aggregate (on a present value basis) with respect to that Mortgage Loan.

          The Owner's address for purposes of all foreclosure and chargeoff consent requests is:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Jack Salmon
               E-mail address: jsalmon@tabernacapital.com

               with a copy to:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Raphael Licht
               E-mail address: rlicht@tabernacapital.com

          Notwithstanding the foregoing paragraph, the Owner and the Servicer hereby agree as follows:

          (a) The Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage of the transfer of the servicing thereto to the Servicer.

          (b) The Servicer shall retain all Ancillary Income.

          (c) The Servicer shall have no obligations to make any Monthly Advance or Servicing Advance which it deems a Nonrecoverable Advance.

          Consistent with the terms of this Agreement, the Servicer may (i) waive, modify or vary any term of any Mortgage Loan or (ii) consent to the postponement of strict compliance with any such term or (iii) in any manner grant indulgence to any Mortgagor, if such modification would not require the notification to and/or consent by the Applicable Agency without the prior consent of the Owner. Where such notification to and/or consent by the Applicable Agency is required for any such modification, the Servicer must first obtain the prior written consent of the Owner before making such modification. In the event that the Owner does not disapprove of any such modification within two (2) Business Days of receipt of a request for consent to such modification, then the Owner is deemed to have consented to such modification.

          Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, within five (5) Business Days following the Servicer's request, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, the Fannie Mae Guides, and the Owner's reliance on the Servicer.

          In the event that the Mortgage Loan documents relating to a Mortgage Loan contain provisions requiring the related Mortgagor to arbitrate disputes (at the Owner's option), the Owner hereby authorizes the Servicer to waive the Owner's right or option to arbitrate disputes and to send written notice of such waiver to the Mortgagor, although the Mortgagor may still require arbitration at its option.

          Section 3.02. Collection of Mortgage Loan Payments.

          Continuously from and after the related Closing Date, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Notwithstanding anything herein to the contrary, the Servicer shall have no obligation to collect, or make payments to the Owner with respect to, any prepayment charges, late fees, fees or other items which are prohibited under any applicable law, rule, regulation or order of any governmental authority.

          Section 3.03. Establishment of and Deposits to Custodial Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as directed by the Owner. The Custodial Account shall be established with a Qualified Depository. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.09 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section
3.04. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

          The Servicer shall deposit in the Custodial Account on a daily basis, within two (2) Business Days of receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the date hereof:

               (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments and prepayment charges;

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds;

               (iv) all Insurance Proceeds;

               (v) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

               (vi) with respect to each Principal Prepayment in full the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

               (vii) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

               (viii) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds; and

               (ix) any other amount required to be deposited in the Custodial Account hereunder.

          Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

          Section 3.04. Permitted Withdrawals From Custodial Account.

          The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

               (ii) in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

               (iii) to reimburse itself for Monthly Advances of the funds made pursuant to Section 4.03, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Monthly Advance (other than Nonrecoverable Advances) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

               (iv) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Servicing Advance (other than Nonrecoverable Advances) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan ;

               (v) to reimburse itself for Nonrecoverable Advances, it being understood that, in the case of any such reimbursements, the Servicer's right thereto shall be prior to the rights of the Owner;

               (vi) to pay itself interest accrued and payable on funds deposited in the Custodial Account;

               (vii) to clear and terminate the Custodial Account upon the termination of this Agreement;

               (viii) to transfer funds to another Qualified Depository in accordance with Section 3.09 hereof;

               (ix) to invest funds in certain Eligible Investments in accordance with Section 3.09 hereof;

               (x) to reimburse itself for expenses incurred by or reimbursable to the Servicer to the extent not previously reimbursed under clauses (iii) and
(iv) of this Section 3.04;

               (xi) to remit any prepayment charges to the Servicing Rights Owner; and

               (xii) to withdraw funds deposited in error.

          Section 3.05. Establishment of and Deposits to Escrow Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as directed by the Owner. The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit D. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

          The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, within two (2) Business Days of receipt, and retain therein:

               (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

               (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

          Section 3.06. Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

               (iii) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

               (iv) for application to restoration or repair of the Mortgaged Property in accordance with the Fannie Mae Guides;

               (v) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

               (vi) to clear and terminate the Escrow Account on the termination of this Agreement; and

               (vii) to withdraw funds deposited in error.

          Section 3.07. Notification of Adjustments.

          With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

          Section 3.08. Reserved.

          Section 3.09. Protection of Accounts.

          The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time after providing notice thereof to the Owner. The Servicer may transfer the Custodial Account or the Escrow Account to a depository which is not a Qualified Depository only upon obtaining the consent of the Owner, which consent shall not be withheld unreasonably.

          The Servicer shall bear any expenses, losses or damages sustained by the Owner if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

          Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

          Section 3.10. Title, Management and Disposition of REO Property.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or MERS, as applicable, or in the event the Owner is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, or as otherwise directed by the Owner, the deed or certificate of sale shall be taken in the name of such Person or Persons (other than the Servicer) as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

          The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

          The Servicer may permit an obligor to pay off a non-performing Mortgage Loan at less than its unpaid principal balance or chargeoff all or a portion of such non-performing Mortgage Loan if such discounted payoff or chargeoff is in accordance with Accepted Servicing Practices and the Servicer believes that such discounted payoff or chargeoff is in the best interest of the Owner; provided that in the case of any proposed discounted payoff or proposed chargeoff, the Servicer shall notify the Owner of the proposed discounted payoff or chargeoff.

          The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

          The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. With respect to any REO Property, upon a REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to $1,500. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. After the expenses of such disposition shall have been paid, the Servicer shall submit a reasonably detailed invoice for reimbursement of Servicing Advances it incurred thereunder.

          The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
3.10 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

          Notwithstanding anything to the contrary contained herein in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector, the Servicer shall cause the Mortgaged Property to be so inspected, which inspection shall be at the expense of the Owner. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

          Section 3.11. Real Estate Owned Reports.

          Together with the statement furnished pursuant to Section 4.02, the Servicer shall, upon the Owner's written request, furnish to the Owner on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. The REO Property statement shall be accompanied by such other information as the Owner shall reasonably request.

          The Owner's address for purposes of delivering the REO Property statement shall be:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Jack Salmon
               E-mail address: jsalmon@tabernacapital.com

               with a copy to:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Raphael Licht
               E-mail address: rlicht@tabernacapital.com

          Section 3.12. Credit Reporting.

          The Servicer shall fully furnish, on a monthly basis, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

                                   ARTICLE IV.

                                PAYMENTS TO OWNER

          Section 4.01. Remittances.

          On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (i) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.03, minus (iii) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi), and minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

          With respect to any remittance received by the Owner after the date on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the date on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          The Owner's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Servicing Agreement are as set forth in the related Acknowledgment Agreement.

          Section 4.02. Statements to Owner.

          Not later than the Remittance Date, the Servicer shall furnish to the Owner a monthly remittance advice containing loan level information in a mutually agreeable electronic format containing the data elements indicated on Exhibit F as to the accompanying remittance and the period ending on the related Determination Date.

          In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2005, the Servicer shall furnish to each Person who was an Owner of the Mortgage Loans at any time during such calendar year as required by applicable law or if not required by applicable law, at the request of the Owner as to the aggregate of remittances for the applicable portion of such year.

          Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          Beginning with calendar year 2006, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2005 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time.

          The Owner's address for purposes of delivering the reports required pursuant to this section shall be:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Jack Salmon
               E-mail address: jsalmon@tabernacapital.com

               with a copy to:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Raphael Licht
               E-mail address: rlicht@tabernacapital.com

          Section 4.03. Monthly Advances by Servicer.

          On the Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01 and/or Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Owner required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Servicer delivered to the Owner. The Servicer shall have no obligations to make any Monthly Advance which it deems a Nonrecoverable Advance.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

          Section 5.01. Servicing Compensation.

          As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain (a) the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (b) any Ancillary Income. Such Servicing Fee shall be payable monthly.

          The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

          With respect to any Mortgage Loans from which the related Liquidation Proceeds are insufficient to reimburse the Servicer for outstanding Servicing Advances or Monthly Advances with respect to such loan, the Owner shall reimburse Servicer for such unreimbursed advances upon the delivery by the Servicer to the Owner of an invoice with appropriate backup detailing such unreimbursed amounts.

          Section 5.02. Annual Statement as to Compliance.

          The Servicer shall deliver to the Owner, on or before March 15 of each year, beginning March 15, 200_, a Servicing Officer Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of the Servicer's performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

          Section 5.03. Annual Independent Public Accountants' Servicing Report.

          On or before March 15 of each year, beginning March 15, 200__, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans in the Servicer's portfolio. On the basis of this examination, the CPA firm will disclose any exceptions or errors relating to the servicing of mortgage loans, as required by paragraph four (4) of "The Uniform Single Audit Program for Mortgage Bankers."

          Section 5.04. Owner's Right to Examine Servicer Records.

          The Owner (and its agents, which shall include but not be limited to regulators, independent auditors and examiners) shall have the right, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances and on the Servicer's premises, to examine and audit any and all of the books, records or other information of the Servicer whether held by the Servicer or by another on behalf of the Servicer, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement, and to discuss such books, records or other information with an officer or employee of the Servicer who is knowledgeable about the matters contained therein, upon Owner's reasonable request.

                                  ARTICLE VI.

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

          Section 6.01. Representations, Warranties and Agreements of the Servicer.

          The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Owner as of the date hereof:

          (a) Due Organization and Authority. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware and has all licenses, necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

          (c) No Conflicts. Neither the execution and delivery of this Agreement nor the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

          (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such consent, approval, authorization or order shall have been be obtained prior to the date hereof;

          (g) Ability to Service. The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for the Fannie Mae or Freddie Mac;

          (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading; and

          (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Owner.

          Section 6.02. Remedies for Breach of Representations and Warranties of the Servicer.

          It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Owner. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner, the party discovering such breach shall give prompt written notice to the other.

          Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Owner's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer, subject to the approval of the Owner, which approval shall be in the Owner's sole discretion. Such assignment shall be made in accordance with Section 10.01.

          In addition, the Servicer shall indemnify the Owner and hold it harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 and in Section 7.01 constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.

          Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Owner to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

          Section 6.03. Representations and Warranties of the Owner.

          The Owner, as a condition to the consummation of the transactions contemplated hereby, makes the following representations and warranties to the Servicer as of the date hereof:

          (a) Due Organization and Authority. The Owner is a business trust duly organized, validly existing and in good standing under the laws of the state of Maryland and has all licenses necessary to carry on its business as now being conducted; the Owner has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity; this Agreement evidences the valid, binding and enforceable obligation of the Owner; and all requisite corporate action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms;

          (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Owner;

          (c) No Conflicts. Neither the execution and delivery of this Agreement, the conveyance of the servicing responsibilities to the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Owner's charter or by-laws or any legal restriction or any agreement or instrument to which the Owner is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Owner or its property is subject, or impair the value of the servicing contract consummated hereby;

          (d) Ability to Perform. The Owner does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Owner's knowledge, threatened against the Owner which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Owner, or in any material impairment of the right or ability of the Owner to carry on its business substantially as now conducted, or in any material liability on the part of the Owner, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Owner contemplated herein, or which would be likely to impair materially the ability of the Owner to perform under the terms of this Agreement;

          (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Owner of or compliance by the Owner with this Agreement, or if required, such approval has been obtained prior to the date hereof;

          (g) Ownership. As of the related Closing Date, the Owner is the sole owner and holder of the Mortgage Loans. With respect to each Mortgage Loan subject to this Agreement, the servicing responsibilities contracted for have not been assigned or pledged, and, the Owner has good and marketable interest in the servicing responsibilities, and has full right to transfer the servicing responsibilities to the Servicer free and clear of any encumbrance, equity, interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest, or agreement with, any other party, (other than any notice required by law, regulation or otherwise, to be delivered to the Mortgagors) to assign the servicing responsibilities pursuant to this Agreement; and

          (h) No Commissions to Third Parties. The Owner has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Servicer.

          Section 6.04. Remedies for Breach of Representations and Warranties of the Owner.

          It is understood and agreed that the representations and warranties set forth in Section 6.03 shall survive the engagement of the Servicer to perform the servicing responsibilities and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Servicer. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the servicing contract established herein or the interest of the Servicer, the party discovering such breach shall give prompt written notice to the other.

          Within 60 days of the earlier of either discovery by or notice to the Owner of any breach of a representation or warranty set forth in Section 6.03 which materially and adversely affects the value of the servicing contract, the Owner shall use its Best Efforts promptly to cure such breach in all material respects.

          The Owner shall indemnify the Servicer and hold it harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, (i) a breach of the Owner representations and warranties contained in this Agreement; (ii) the failure of the Owner to cause any event to occur which requires its Best Efforts under this Agreement or (iii) any failure by the Custodian or the Owner to deliver, within the time period and in the manner set forth in Section 2.04, original mortgage loan documents to the Servicer upon the Servicer's request. It is understood and agreed that the obligation of the Owner to indemnify the Servicer pursuant to this Section 6.04 constitutes the sole remedy of the Servicer respecting a breach of the foregoing representations and warranties.

          Any cause of action against the Owner relating to or arising out of the breach of any representations and warranties made in Section 6.03 shall accrue upon (i) discovery of such breach by the Owner or notice thereof by the Servicer to the Owner, (ii) failure by the Owner to cure such breach within the applicable cure period, and (iii) demand upon the Owner by the Servicer for compliance with this Agreement.

                                  ARTICLE VII.

                         INDEMNIFICATION BY THE SERVICER

          Section 7.01. Additional Indemnification by the Servicer; Third Party Claims

          The Servicer shall indemnify the Owner and hold it harmless against any and all Costs that the Owner may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement or (ii) the failure of the Servicer to cause any event to occur which requires its Best Efforts under this Agreement. The Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, shall assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim and follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02 or the first sentence of this Section 7.01, or the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement. In the event a dispute arises between the Servicer and the Owner with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

                                 ARTICLE VIII.

                                  THE SERVICER

          Section 8.01. Merger or Consolidation of the Servicer.

          The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Servicer may be merged or consolidated, or any limited liability company or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $5,000,000, and (ii) which is a Fannie Mae or a Freddie Mac-approved servicer in good standing.

          Section 8.02. Limitation on Liability of the Servicer and Others.

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner for the reasonable legal expenses and costs of such action.

          Section 8.03. Limitation on Resignation and Assignment by the
Servicer.

          The Owner has entered into this Agreement with the Servicer and subsequent transferees of the Owner will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing responsibilities hereunder or delegate its rights or duties hereunder or any portion hereof without the prior written consent of the Owner. Notwithstanding anything set forth herein, the Servicer may employ vendors and subservicers to carry out its obligations under this Agreement, provided, that the use by the Servicer of any such vendors or subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of such vendors and subservicers as fully as if such acts and omissions were those of the Servicer. Except as set forth in this Agreement, the Servicer shall pay all fees and expenses of its third party vendors or subservicers from its own funds.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 10.01.

                                   ARTICLE IX.

                                   TERMINATION

          Section 9.01. Termination for Cause.

          (a) This Agreement shall be terminable at the sole option of the Owner, if any of the following events of default (each, an "Event of Default") exist on the part of the Servicer:

               (i) any failure by the Servicer to remit to the Owner any payment required to be made under Section 4.01 or other payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the earlier of (1) the date that the Servicer has actual knowledge of such failure and (2) the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

               (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days; or

               (iii) failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

               (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

               (vii) the Servicer ceases to meet the qualifications of a Fannie Mae seller/servicer; or

               (viii) the Servicer fails to maintain a minimum net worth of $5,000,000.

          In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

          Upon receipt by the Servicer of such notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Owner pursuant to Section 10.01 hereof. Upon written request from the Owner, the Servicer shall promptly prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          By a notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          With respect to any termination pursuant to this Section 9.01, the Owner shall reimburse the Servicer on the related transfer date for all previously unreimbursed Servicing Fees, Servicing Advances and Monthly Advances made by Servicer under this Agreement and other reasonable expenses of the Servicer, including those fees, advances and expenses incurred by the Servicer but not yet billed as of the related transfer date.

          Section 9.02. Termination Without Cause.

          This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Owner (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer and the Owner in writing or (iii) upon sixty days notice from the Owner. The Owner and the Servicer shall comply with the termination procedures set forth in Sections 9.01, 9.02 and 10.01 hereof. In the event that Servicer is terminated as servicer pursuant Subsection 9.02(b)(iii) above, the Owner shall pay a termination fee to the Servicing Rights Owner equal to six (6) times the applicable Servicing Fee Rate of the unpaid principal balance of the Mortgage Loans then being serviced pursuant to this Agreement.

          Notwithstanding and in addition to the foregoing, the Servicing Rights Owner shall have the right to terminate the Servicer's rights and obligations as servicer under this Agreement on sixty days notice and upon appointment of a successor servicer reasonably acceptable to the Owner. With respect to a termination pursuant to the previous sentence the Servicer shall not be entitled to a termination fee.

          With respect to any termination pursuant to this Section 9.02, the Owner shall reimburse the Servicer on the related transfer date for all previously unreimbursed Servicing Fees, Servicing Advances and Monthly Advances made by Servicer under this Agreement and other reasonable expenses of the Servicer, including those fees, advances and expenses incurred by the Servicer but not yet billed as of the related transfer date.

          Notwithstanding and in addition to the foregoing, in the event a Mortgage Loan is repurchased by the original owner, such Mortgage Loan shall cease to be subject to the terms and conditions of this Agreement.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

          Section 10.01. Successor to the Servicer.

          Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 6.02, 8.03, 9.01 or 9.02, the Owner shall appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor or the value of the Mortgage Loans or any other assets or accounts related thereto. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Servicer or the Owner of the representations and warranties made pursuant to Sections 6.01 and 6.03, respectively, and the remedies available to the Owner and the Servicer under Sections 6.02 and 6.04, respectively, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Servicer and the Owner, as applicable, notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

          Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity by the Owner, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage, at the discretion of the Owner and, at the Owner's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 8.03, 9.01 or 9.02 shall not affect any claims that the Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

          The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. At the time that Servicer delivers the

Mortgage Loan documents, Servicing Files, records and funds in the Custodial Account and Escrow Account to the successor servicer, the Servicer will be entitled to reimbursement of all unreimbursed Servicing Advances made by the Servicer with respect to the Mortgage Loans including those fees, advances and expenses incurred by the Servicer but not yet billed as of the related Transfer Date.

          Notwithstanding anything to the contrary set forth herein, the Owner or any successor servicer appointed by the Owner upon the termination or resignation of the Servicer shall succeed to and assume the responsibilities, rights, duties and obligations under this Agreement on a going forward basis, and the Servicer shall remain liable for all of its responsibilities and obligations under this Agreement arising prior to such termination or resignation.

          Section 10.02. Closing.

          At the Owner's option, each closing for the engagement of the Servicer with respect to a Mortgage Loan Package as herein provided shall be either: by telephone, by facsimile, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

          Each closing with respect to a Mortgage Loan Package shall be subject to each of the following conditions:

          (a) all of the representations and warranties of the Servicer and the Owner under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

          (b) the Owner and Servicer each shall have received, all closing documents as specified in Section 10.03 hereof, in such forms as are agreed upon and acceptable to the Servicer and the Owner, duly executed by all signatories as required pursuant to the respective terms thereof; and

          (c) all other terms and conditions of this Agreement shall have been complied with.

          Section 10.03. Closing Documents.

          The closing documents for the initial closing shall consist of fully executed originals of the following documents:

          (a) this Agreement;

          (b) a Custodial Account Letter Agreement in the form of Exhibit C hereto; and

          (c) an Escrow Account Letter Agreement in the form of Exhibit D hereto.

          The closing documents for each closing, including the initial closing, shall consist of a fully executed original of an Acknowledgment Agreement.

          Section 10.04. Costs.

          The Owner shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.

          Section 10.05. Notices.

          All demands, notices, requests and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile, electronic transmission or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

               (i) if to the Owner:

               Taberna Realty Holdings Trust
               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Jack Salmon
               E-mail address: jsalmon@tabernacapital.com
               Telephone No.: (215) 861-7882
               Telecopier No.: (215) 861-7878

               with a copy to:

               Taberna Realty Holdings Trust
               1818 Market Street
               Philadelphia, PA 19103
               Attention: Raphael Licht
               E-mail address: rlicht@tabernacapital.com
               Telephone No.: (215) 861-7884
               Telecopier No.: (215) 861-7878

               (ii) if to the Servicer:

               Aurora Loan Services LLC
               327 Inverness Drive South
               Englewood, CO 80112
               Attention: E. Todd Whittemore
               Mail Stop -- 3195
               Telephone No.: (303) 632-3000
               Telecopier No.: (303) 632-3001
               with a copy to:

               Aurora Loan Services LLC
               601 Fifth Avenue
               P.O. Box 1706
               Scottsbluff, Nebraska 69361
               Attention: Manager, Loan Administration
               Telephone No.: (308) 220-2000
               Telecopier No.: (308) 632-4287

               (iii) if to the Servicing Rights Owner:

               Lehman Capital, A Division of Lehman Brothers Holdings Inc. 745 Seventh Avenue
               7h Floor
               New York, New York
               Attention: Manager, Contract Finance
               Telephone No.: (212) 526-4184
               Telecopier No.: (646) 758-2446

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

          Section 10.06. Severability Clause.

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

          Section 10.07. No Personal Solicitation.

          The Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Mortgage Loan, provided, however, that this limitation shall not prohibit the Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by the Servicer other than a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that, among other marketing activities, promotions and solicitations undertaken by the Servicer which are directed of the general public at large or which are directed generally to a segment of the then existing customers of the Servicer or any of its affiliates (including, without limitation, the mailing of promotional materials to the Servicer's or its affiliates' deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements and solicitations made on the basis of information acquired by the Servicer or its affiliates that indicates that a borrower may be planning to refinance) shall not constitute solicitation under this section.

          Section 10.08. Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 10.09. Place of Delivery and Governing Law.

          This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Owner in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

          Section 10.10. Further Agreements.

          The Owner and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          Section 10.11. Successors and Assigns; Assignment of Flow Servicing Agreement.

          This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer and the Owner and the respective successors and assigns of the Servicer and the Owner; provided that, the Owner may not assign its rights hereunder to more than 2 Persons and each such Person must execute and deliver an Assignment and Assumption Agreement in the form of Exhibit B hereto. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party without the prior written consent of the Owner, which consent shall be given at the sole discretion of the Owner.

          Notwithstanding any limitations on the assignment of this Agreement, the Servicing Rights Owner may assign the Servicing Rights on written notice to the Owner.

          Section 10.12. Waivers.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          Section 10.13. Exhibits.

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 10.14. General Interpretive Principles.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean by reason of enumeration.

          Section 10.15. Reproduction of Documents.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 10.16. Reconstitution

          The Servicer hereby agrees and acknowledges that the Owner may securitize or otherwise transfer some or all of the Mortgage Loans (each, a "Transfer"), and the Servicer shall consent thereto; provided that the Servicer shall not consent to more than two Transfers. Each Transfer may entail the Owner assigning its rights under this Agreement to a securitization trust or other entity, and may require the Servicer to enter into a reconstituted Flow Servicing Agreement (a "Reconstitution Agreement") acceptable to the Servicer, with terms and provisions which are no more onerous to the Servicer than those set forth in a typical securitization transaction of mortgage loans similar to the Mortgage Loans. The Servicer and the Owner shall each use reasonable efforts to mutually determine whether a particular Reconstitution Agreement has terms and provisions that are more onerous to the Servicer than those set forth in a typical securitization transaction of mortgage loans similar to the Mortgage Loans; provided, that, the Servicer and the Owner agree that any Reconstitution Agreement with provisions that are substantially similar to an Existing Reconstitution Agreement (as defined below) shall automatically be deemed not to contain more onerous terms and provisions. For the purposes of this Section 10.16, "Existing Reconstitution Agreement" shall mean any servicing agreement dated on or before the date of this Agreement pursuant to which Aurora services mortgage loans similar to the Mortgage Loans for any of Lehman Brothers, Goldman Sachs or Bayview and any of their respective affiliates. If the Servicer and the Owner agree that such provisions are more onerous, the Servicer and the Owner agree to (i) if a servicing fee increase will adequately compensate the Servicer for complying with such more onerous provisions, negotiate in good faith to increase the servicing fee due to the Servicer under the related Reconstitution Agreement to a mutually agreeable amount (which amount in any event shall be greater than the Servicing Fee) or (ii) if a servicing fee increase will not adequately compensate the Servicer for complying with such more onerous provisions, this Agreement shall terminate with respect to those loans being reconstituted and the Servicer shall be entitled to the termination fee set forth in Section 9.02. If the Servicer and the Owner agree that such provisions are not more onerous, and, notwithstanding such agreement, the Servicer refuses to enter into the related Reconstitution Agreement, this agreement shall terminate with respect to those loans being reconstituted and the Servicer shall not be entitled to any termination fee. All Mortgage Loans subject to any Transfer will continue to be subject to the terms of this Agreement, as modified by the related Reconstitution Agreement. The Owner, in its sole discretion, may appoint a master servicer (a "Master Servicer") in connection with any Transfer. The Servicer hereby agree to remit to and report to the Master Servicer, if so directed pursuant to a Reconstitution Agreement. If a Master Servicer has been appointed, the Master Servicer shall become the designee of the Owner under the Reconstitution Agreement and may enforce the Servicer's representations, covenants and warranties set forth in this Agreement.

               (i) For so long as a certificate under the Sarbanes-Oxley Act of 2003, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the trust fund pursuant to any Transfer, no later than March 15th of each year (or if not a Business Day, the immediately succeeding Business Day) and the related Transfer, and upon thirty (30) days written request of the party required to provide a certification directly to the Securities and Exchange Commission pursuant to Sarbanes-Oxley (the "Sarbanes Certifying Party"), an officer of the Servicer shall execute and deliver to such Sarbanes Certifying Party an officer's certificate which is substantially in the form attached as Exhibit E hereto, or otherwise in accordance with any law. Rule or regulation as the same may be applicable from time to time.

          Section 10.17. Confidentiality

          The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the price paid by the Owner for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

          Section 10.18. Safeguarding Customer Information

          The Owner and the Servicer agree they (i) shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Customer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Customer Information, (iii) shall not disclose Customer Information to any affiliated or non-affiliated third party except to enforce or preserve its rights or to offer Mortgagors various non-mortgage products offered to various customers of the Servicer, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Servicer, at the specific written direction of the Owner, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of customer information, including security measures designed to meet the objectives of the Interagency Guidelines Establishing Information Security Standards, published in final form on December 28, 2004, 69 Fed. Reg. 77610, as amended from time to time and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. The Servicer shall promptly provide the Owner's regulators information regarding such security measures upon the reasonable written request of the Owner. Each party shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section. The restrictions set forth herein shall survive the termination of this Agreement.

                        [SIGNATURES APPEAR ON NEXT PAGE]

          IN WITNESS WHEREOF, the Servicer, the Servicing Rights Owner and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                        TABERNA REALTY HOLDINGS TRUST
                                        (Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AURORA LOAN SERVICES LLC
                                        (Servicer)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                        BROTHERS HOLDINGS INC.
                                        (Servicing Rights Owner)


                                        By:
                                            ------------------------------------
                                        Name: Jack E. Desens
                                        Title: Authorized Signatory

                                    EXHIBIT A

                            ACKNOWLEDGMENT AGREEMENT

          On this ____ day of ____________, 200_, Taberna Realty Holdings Trust, (the "Owner") as owner under that certain Flow Servicing Agreement dated as of September 30, 2005, (the "Agreement"), and Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Servicing Rights Owner"), as servicing rights owner under the Agreement, do hereby contract with Aurora Loan Services LLC (the "Servicer") as servicer under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached as Annex 1 hereto. The Servicer hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Servicer by the Owner in accordance with the terms of the Agreement.

          With respect to the Mortgage Loans made subject to the Agreement hereby:

          (a) the Closing Date shall be ___________________;

          (b) the Servicing Fee Rate shall be _______________;

          (c) the Custodian shall be ___________________ and the address of the Custodian is _________; and

          (d) the wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Servicing Agreement are

_______________________________________________________________.

          All other terms and conditions of this transaction shall be governed by the Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

          This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Owner, the Servicing Rights Owner and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        TABERNA REALTY HOLDINGS TRUST
                                        (Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AURORA LOAN SERVICES LLC (Servicer)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                        BROTHERS HOLDINGS INC.
                                        (Servicing Rights Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     ANNEX 1

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                    EXHIBIT B

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION, dated _________ __, 200__, between ___________________________ having an office at ____________________________
("Assignor") and _____________, having an office at ______________________________ ("Assignee"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as owner, in, to and under that certain Flow Servicing Agreement, Residential Fixed [and Adjustable] Rate Mortgage Loans, Group No. 2005-FLOW (the "Flow Servicing Agreement"), dated as of September 30, 2005, by and between the Assignor, and Aurora Loan Services LLC (the "Servicer") and Lehman Capital, A Division of Lehman Brothers Holdings Inc., as servicing rights owner.

          2. The Assignor warrants and represents to, and covenants with, the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Flow Servicing Agreement;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Servicing Agreement, including without limitation the transfer of the servicing obligations under the Flow Servicing Agreement; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or the Flow Servicing Agreement, any interest in the Mortgage Loans, the Flow Servicing Agreement or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans, the Flow Servicing Agreement or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, the Flow Servicing Agreement, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

          3. The Assignee warrants and represents to, and covenants with, the Assignor and the Servicer that:

          a. The Assignee agrees to be bound, as "Owner", by all of the terms, covenants and conditions of the Flow Servicing Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor's obligations as "Owner" thereunder;

          b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

          c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

          d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 33 Act;

          e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          f. The Assignee has been furnished with all information regarding the Mortgage Loans, the Flow Servicing Agreement that it has requested from the Assignor or the Servicer;

          g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          h. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

          (i) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Flow Servicing Agreement is:

          ______________________________

          ______________________________

          E-mail address: ______________

          Attention: ___________________

          The Custodian's address for purposes of all notices and correspondence related to the Mortgage Loans is:

          ______________________________

          ______________________________

          E-mail address: ______________

          Attention: ___________________

          The Assignee's address for purposes of all remittance reports is:

          ______________________________

          ______________________________

          E-mail address: ______________

          Attention: ___________________

          The Assignee's address for purposes of all REO Property reports is:

          ______________________________

          ______________________________

          E-mail address: ______________

          Attention: ___________________

          The Assignee's address for purposes of all foreclosure and chargeoff consent requests is:

          ______________________________

          ______________________________

          E-mail address: ______________

          Attention: ___________________

          The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Servicing Agreement are:

          ______________________________

          ______________________________

          ______________________________

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

-------------------------------------   ----------------------------------------
Assignor                                Assignee


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

                                    EXHIBIT C

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                _______ __, 200_

Aurora Loan Services LLC hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 3.03 of the Flow Servicing Agreement, dated as of September 30, 2005, Residential Fixed [and Adjustable] Rate Mortgage Loans, Group No. 2005-FLOW.

Title of Account: Aurora Loan Services LLC in trust for the Owner of Residential Mortgage Loans, Group No. 2005-FLOW.

Account Number: _______________

Address of office or branch of the firm at which Account is maintained:

_____________________________________________________

_____________________________________________________

_____________________________________________________


                                        AURORA LOAN SERVICES LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT D

                         ESCROW ACCOUNT LETTER AGREEMENT

                                _______ ___, 200_

Aurora Loan Services LLC hereby certifies that it has established the account described below as a Escrow Account pursuant to Section 3.05 of the Flow Servicing Agreement, dated as of September 30, 2005, Residential Mortgage Loans, Group No. [200_FLOW].

Title of Account: Aurora Loan Services LLC in trust for the Owner of Residential Mortgage Loans, Group No. 2005-FLOW, and various Mortgagors.

Account Number: _______________

Address of office or branch of the firm at which Account is maintained:

_____________________________________________________

_____________________________________________________

_____________________________________________________


                                        AURORA LOAN SERVICES LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E

                              ANNUAL CERTIFICATION

[SARBANES CERTIFYING PARTY]
[ADDRESS]

          Reference is made to the [________] dated as of __________ (the "Agreement"), by and between Aurora Loan Services LLC, as servicer (the "Servicer"), and [___________], as [_______] (the "[_____]"). I, [identify the certifying individual], a [TITLE] of the Servicer, hereby certify to [PARTY PROVIDING CERTIFICATION TO SEC] ("Certifying Party") and its respective officers, directors and affiliates, and with the knowledge and intent that it will rely upon this certification, that:

          1. I have reviewed the information required to be delivered to the Certifying Party pursuant to the Agreement (the "Servicing Information");

          2. Based on my knowledge, the Servicing Information has been provided to the Certifying Party when and as required under the Agreement;

          3. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification; and

          4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, as of the date of this certification, fulfilled its obligations under the Agreement.

                                        AURORA LOAN SERVICES LLC


                                        By:
                                            ------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------
                                        Date:
                                              ----------------------------------

                                    EXHIBIT F

                        MONTHLY REMITTANCE DATA ELEMENTS

Loan Number
Investor Number
Category
Investor Loan Number
Interest Rate
Due Date
Beginning Principal Balance
Remittance
ARM
Beginning Scheduled Principal Balance
Scheduled Principal
Servicing Fee Rate
NET Interest Rate
P&I constant
Net Scheduled Interest
Ending Principal Balance
Principal Collected
Interest Collected
Servicing Fee Collected
Buydown


                                       F-1